UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act File Number 811-23566

Bow River Capital Evergreen Fund

(Exact name of registrant as specified in charter)

205 Detroit Street, Suite 800

Denver, Colorado 80206

(Address of principal executive offices) (Zip code)

Jeremy Held

Bow River Asset Management LLC

205 Detroit Street, Suite 800

Denver, Colorado 80206

(Name and address of agent for service)

COPIES TO:

Joshua B. Deringer, Esq.

Faegre Drinker Biddle & Reath LLP

One Logan Square, Ste. 2000

Philadelphia, PA 19103-6996

215-988-2700

Registrant's telephone number, including area code: (303) 861-8466

Date of fiscal year end: March 31

Date of reporting period: March 31, 2021

Item 1. Reports to Stockholders.

(a) The following is a copy of the report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1)

Bow River Capital Evergreen Fund

Annual Report

March 31, 2021

bowriverevergreen.com ● 1-888-330-3350
● DISTRIBUTED BY FORESIDE FINANCIAL SERVICES, LLC (MEMBER OF FINRA)

Bow River Capital Evergreen Fund

Table of Contents
March 31, 2021

Schedule of Investments	1
Statement of Assets and Liabilities	3
Statement of Operations	4
Statement of Changes in Net Assets	5
Statement of Cash Flows	6
Financial Highlights	7
Notes to the Financial Statements	8
Report of Independent Registered Public Accounting Firm	22
Trustees and Officers	23
Additional Information	25
Privacy Notice	27

Bow River Capital Evergreen Fund

Schedule of Investments

March 31, 2021

Fair Value
Private Investments — 87.1%
Co-Investments — 25.8%
BW Colson Co-Invest Feeder (Cayman), LP1,2	$3,000,000
Celery: FFP LLC[1,3,6]	936,992
Onex OD Co-Invest, LP1,2,7	3,500,000
Secure: Redstone Buyer LLC[1,4,6]	1,985,638
SEP Hamilton III Aggregator, LP1,2,7	3,800,724
The Global Atlantic Financial Group, LLC[1,2,6]	3,500,000
US Hospitality Publishers, Inc.[1,5,6]	1,194,737
Veregy Parent, LLC[1,2,6]	3,000,000
WestCap LoanPal Co-Invest 2020, LLC[1,2,7]	3,804,127
Total Co-Investments (Cost $22,243,836)	24,722,218

Primary Funds — 17.1%
Avista Capital Partners V, LP [1,2,7]	1,982,633
Grain Spectrum Holdings II (Cayman), LP1,2,7	2,303,530
Lynx EBO Fund I (A), LLC[1,2,7]	2,532,822
Overbay Fund XIV Offshore, LP1,2,7	1,690,733
Sumeru Equity Partners Fund III, LP1,2,7	1,227,001
WestCap Strategic Operator U.S. Feeder Fund, LP1,2,7	4,510,565
Whitehorse Liquidity Partners IV, LP1,2,7	2,202,702
Total Primary Funds (Cost $13,213,451)	16,449,986

Private Investment Funds — 13.8%
PIMCO DSCO Fund II Offshore Feeder, LP1,2,7	5,297,425
Post Limited Term High Yield Fund, LP1,2,7	3,022,022
Voloridge Sustainability Fund, LP1,2,7	4,914,283
Total Private Investment Funds (Cost $13,000,298)	13,233,730

Secondary Funds — 30.4%
BRCE SPV I, LLC[1,2,6]	1,321,619
Coller International Partners VI Feeder Fund, LP1,2,7	1,125,141
Coller International Partners VII Feeder Fund, LP1,2,7	3,121,841
Forrest Holdings I, LP - Class A1,2	3,280,341
Forrest Holdings I, LP - Class B1,2	1,500,000
Graphite Capital Partners VIII D, LP1,2,6	4,682,648
KH Aggregator, LP1,2,7	5,633,574
Overbay Fund XIV (AIV III), LP1,2,7	2,736,119
Overbay Fund XIV Offshore (AIV), LP1,2,7,8	5,757,998
Total Seconday Funds (Cost $20,819,278)	29,159,281
Total Private Investments (Cost $69,276,863)	83,565,215

Short-Term Investments — 20.6%
Demand Deposits — 20.6%
UMB Money Market Market Fidicuary, 0.01%[9]	$10,389,657
UMB Money Market Market Special, 0.01%[9]	9,318,001
Total Short-Term Investments (Cost $19,707,658)	19,707,658

Total Investments (Cost $88,984,521) — 107.7%	$103,272,873
Liabilities in excess of other assets — (7.7%)	(7,369,038)
Net Assets — 100%	$95,903,835

LLC - Limited Liability Company

LP - Limited Partnership

LIBOR - London Interbank Offered Rate

1	Restricted security. The total value of these securities is $83,565,215, which represents 87.1% of total net assets of the Fund. Please refer to Note 7 in the Notes to the Financial Statements.

2	Non-Income Producing

3	$1,000,000 Principal, 8.25% (LIBOR + 7.25%), 8/18/2025

4	$2,084,211 Principal, 10.50% (LIBOR + 9.50%), 9/1/2028

5	$2,000,000 Principal, 8.00% (6.00% Base Rate + 2.00%), 12/18/2025

6	Level 3 securities fair valued using significant unobservable inputs. The total value of these securities is $16,621,634, which represents 17.3% of total net assets of the Fund.

7

Investment is valued using net asset value per share (or its equivalent) as a practical expedient. Please see Note 3 in the Notes to the Financial Statements for respective investment strategies, unfunded commitments, and redemptive restrictions.

8	Affiliated investment for which ownership exceeds 10% of the investment’s capital. Please refer to Note 6 in the Notes to the Financial Statements.

9

Rate disclosed represents the seven day yield as of the Fund’s period end. The UMB Money Market Fidicuary and UMB Money Market Special accounts are interest-bearing money market deposit accounts maintained by UMB Bank, n.a. in its capacity as a custodian for various participating custody accounts. The Fund may redeem its investments in whole, or in part, on each business day.

At March 31, 2021, the Bow River Capital Evergreen Fund had an outstanding forward foreign currency contract with terms as set forth below:

				Contract Amount
Settlement Date	Counterparty	Currency Purchased	Currency Sold	Buy	Sell	Value	Unrealized Depreciation
June 30, 2021	Bannockburn Global Forex, LLC	USD	GBP	$4,111,800	GBP 3,000,000	$4,134,630	(22,830)
							$(22,830)

See accompanying Notes to Financial Statements.

Bow River Capital Evergreen Fund

Summary of Investments
March 31, 2021

Security Type/Geographic Region	Percent of Total Net Assets
Private Investments
North America	63.6%
Global	18.6%
Europe	4.9%
Total Private Investments	87.1%
Short-Term Investments	20.6%
Total Investments	107.7%
Other assets in excess of liabilities	-7.7%
Net Assets	100.0%

See accompanying Notes to Financial Statements.

Bow River Capital Evergreen Fund

Statement of Assets and Liabilities

March 31, 2021

Assets:
Unaffiliated investments, at fair value (cost $66,061,567)	$77,807,217
Affiliated investments, at fair value (cost $3,215,296)	5,757,998
Short-term investments, at fair value (cost $19,707,658)	19,707,658
Cash	315,861
Interest receivable	69,156
Deferred offering costs (Note 5)	128,572
Prepaid expenses	31,470
Investments paid in advance	2,608,863
Total Assets	106,426,795

Liabilities:
Unrealized depreciation on forward foreign currency contracts	1,427
Payables
Shareholder subscriptions received in advance	10,389,657
Investment management fee	3,085
Professional fees	90,109
Transfer agent fees	14,569
Accounting and administration fees	18,281
Other accrued liabilities	5,832
Total Liabilities	10,522,960
Commitments and contingencies (Note 9)

Net Assets	$95,903,835

Composition of Net Assets:
Paid-in capital	$82,641,023
Total distributable earnings	13,262,812
Net Assets	$95,903,835

Net Assets Attributable to:
Class I Shares	$95,903,835
$95,903,835
Shares of Beneficial Interest Outstanding (Unlimited Number of Shares Authorized, 100,000 shares registered; par value of $0.001):
Class I Shares	2,869,318
2,869,318
Net Asset Value per Share:
Class I Shares[1]	$33.42

[1]	Class I is subject to an early repurchase fee of 2.00% on any shares sold within 365 days of purchase.

See accompanying Notes to Financial Statements.

Bow River Capital Evergreen Fund

Statement of Operations

For the Period ENDED March 31, 20211

Investment Income:
Interest income from unaffiliated investments	$98,331
Dividend income from unaffiliated investments	9,397
Total Investment Income	107,728

Expenses:
Investment management fee (Note 5)	354,813
Organizational expenses	62,923
Audit and tax fees	60,000
Offering fees	42,078
Accounting and administration fees	40,131
Legal fees	24,657
Trustee fees (Note 5)	23,750
Transfer agent fees	19,110
Chief Compliance Officer and Chief Financial Officer fees (Note 5)	18,750
Other fees	15,948
Custody fees	6,953
Total Expenses	669,113
Fund expenses waived and reimbursed by the Adviser (Note 5)	(212,610)
Net Expenses	456,503
Net Investment Loss	(348,775)

Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Unaffiliated investments	(25,047)
Forward foreign currency contracts	(33,000)
Total net realized loss	(58,047)
Net change in unrealized appreciation (depreciation) on:
Unaffiliated investments	5,527,438
Affiliated investments	2,542,702
Forward foreign currency contracts	(1,427)
Total net change in unrealized appreciation	8,068,713
Net Realized And Unrealized Gain	8,010,666

Net Increase in Net Assets from Operations	$7,661,891

[1]

Reflects operations from January 1, 2021 (commencement of operations) to March 31, 2021. Prior to the commencement of operations date, the Fund had been inactive for matters related to the Fund’s establishment, designation, and planned registration.

See accompanying Notes to Financial Statements.

Bow River Capital Evergreen Fund

Statement of Changes in Net Assets

For the period ended March 31, 2021[1]
Net Increase in Net Assets from:
Operations:
Net investment loss	$(348,775)
Net realized loss	(58,047)
Net change in unrealized appreciation	8,068,713
Net Increase in Net Assets Resulting from Operations	7,661,891

Capital Transactions:
Proceeds from shares sold:
Class I	88,141,944 [2]
Net Increase in Net Assets from Capital Transactions	88,141,944

Total Net Increase in Net Assets	95,803,835

Net Assets
Beginning of period[3]	100,000
End of period	$95,903,835

Capital Share Transactions:
Shares sold:
Class I	2,859,318
Net Increase in Capital Shares Outstanding	2,859,318

[1]

Reflects operations from January 1, 2021 (commencement of operations) to March 31, 2021. Prior to the commencement of operations date, the Fund had been inactive for matters related to the Fund’s establishment, designation, and planned registration.

[2]

Includes $71,531,389 of paid-in-capital received from an in-kind subscription effective as of the close of business on December 31, 2020. The total value received of $71,531,389 from this non-taxable event represented $57,623,652 in securities cost, $6,223,658 in net unrealized appreciation, and $7,684,079 in other assets in exchange for 2,318,250 shares of Class I.

[3]

The Investment Adviser made an initial Class I share purchase of 10,000 shares for $100,000 at a $10.00 net asset value on October 29, 2020. After the close of business on December 31, 2020, these shares were exchanged for 3,381 shares at a $30.86 net asset value due to the merger of the Bow River Capital Evergreen Private Equity Fund, LP shares into Class I.

See accompanying Notes to Financial Statements.

Bow River Capital Evergreen Fund

Statement of Cash Flows

For the period ended March 31, 20211

Cash Flows from Operating Activities
Net increase in net assets from operations	$7,661,891
Adjustments to reconcile net increase in net assets from operations to net cash used in operating activities:
Net realized loss from investments	25,047
Net realized loss from foreign currenty hedge	33,000
Net change in unrealized appreciation from invesments	(8,070,140)
Net change in unrealized depreciation from foreign currency hedge	1,427
Purchases of investments	(26,489,405)
Sales of investments	14,811,148
Purchases of short term investments, net	(19,707,658)
(Increase)/Decrease in Assets:
Interest receivable	(69,156)
Deferred offering costs	(128,572)
Prepaid expenses	(31,470)
Investments paid in advance	(2,608,863)
Increase/(Decrease) in Liabilities:
Depreciation on forward foreign currency contracts	1,427
Shareholder subscriptions received in advance	10,389,657
Investment management fee	3,085
Professional fees	90,109
Transfer agent fees	14,569
Accounting and administration fees	18,281
Other accrued liabilities	5,832
Net Cash Used in Operating Activities	(24,049,791)

Cash Flows from Financing Activities
Proceeds from shares sold	24,300,079 [2]
Net Cash Provided by Financing Activities	24,300,079

Effects of foreign currency exchange rate changes in cash	(34,427)

Net increase in cash	215,861

Cash at beginning of period	100,000
Cash at end of period	$315,861

Supplemental disclosure of non-cash activity
Investment security value of in-kind subscription	$63,847,310

[1]

Reflects operations from January 1, 2021 (commencement of operations) to March 31, 2021. Prior to the commencement of operations date, the Fund had been inactive except for matters related to the Fund’s establishment, designation and planned registration.

[2]	Excludes non-cash portion of the in-kind subscription that occurred after close of business on December 31, 2020.

See accompanying Notes to Financial Statements.

Bow River Capital Evergreen Fund

Financial Highlights

Class I Shares

Per share operating performance. For a capital share outstanding throughout the period.
For the period ended March 31, 2021[1,2]
Net Asset Value, beginning of period	$30.86
Income from Investment Operations:
Net investment loss[3]	(0.13)
Net realized and unrealized gain on investments	2.69
Total from investment operations	2.56

Net Asset Value, end of period	$33.42

Total Return[4]	8.30%[5]

Ratios and Supplemental Data:
Net Assets, end of period (in thousands)	$95,904

Net investment loss[6]	(1.71)%[7]

Gross Expenses[6,8]	3.06%[9]

Net expenses[6,10]	2.25%[7]

Portfolio Turnover Rate	21%[5]

[1]

Reflects operations from January 1, 2021 (commencement of operations) to March 31, 2021. Prior to the commencement of operations date, the Fund had been inactive except for matters related to the Fund’s establishment, designation and planned registration.

[2]

Includes adjustments in accordance with generally accepted accounting principles in the United States, and consequently, the net asset value for financial reporting purposes and returns based upon those net asset values may differ from the net asset values and returns for shareholder transactions.

[3]	Per share data is computed using the average shares method.

[4]

Total returns are a measure of the change in value of an investment in the Fund over the period covered, which assumes any dividends and capital gain distributions are reinvested in shares of the Fund. Returns shown do not include payment of a 2.00% early repurchase fee for shares redeemed within 365 days of purchase. If the early repurchase fee was included, total returns would have been lower. Returns would have been lower if certain expenses had not been waived or reimbursed by the Adviser.

[5]	Not annualized.

[6]

The ratios of expenses and net investment income to average net assets do not reflect the Fund’s proportionate share of income and expenses of underlying investment companies in which the Fund invests.

[7]	Annualized.

[8]	Represents the ratio of expenses to average net assets absent of fee waivers and/or expense reimbursements.

[9]	Annualized, with the exception of non-recurring organizational costs.

[10]	Represents the ratio of expenses to average net assets inclusive of fee waivers and/or reimbursements by the Adviser (Note 5).

See accompanying Notes to Financial Statements.

Bow River Capital Evergreen Fund

Notes to the Financial Statements

March 31, 2021

1. Organization

Bow River Capital Evergreen Fund (the “Fund”) was organized on April 21, 2020 as a statutory trust under the laws of the state of Delaware. The Fund’s inception date was December 31, 2020. The Fund’s commencement of investment operations date was on the business day following the inception date. Bow River Asset Management, LLC made an initial Class I purchase of 10,000 shares for $100,000 at a $10.00 net asset value on October 29, 2020. After the close of business on December 31, 2020, these shares were exchanged for 3,381 shares at $29.58 net asset value due to the merger of the Bow River Capital Evergreen Private Equity Fund, LP shares into Class I. The Fund currently offers Class I Shares. The Fund is a non-diversified, closed-end management investment company that operates as an interval fund pursuant to Rule 23c-3 of the Investment Company Act of 1940 (the “1940 Act”), as amended.

The Fund’s investment objective is to generate long-term capital appreciation by investing in a broad portfolio of private equity investments that provide attractive risk-adjusted return potential. The Fund will seek to achieve its investment objective through broad exposure to private equity, private credit, and semi-liquid or listed investments, that may include: (i) direct investments; (ii) secondary investments; (iii) private credit instruments; (iv) primary fund commitments; (v) direct or secondary purchases of liquid credit instruments; (vi) other liquid investments; and (vii) short-term investments.

Bow River Asset Management, LLC, an investment adviser registered under the Investment Advisers Act of 1940 (the “Advisers Act”), as amended, serves as the Fund’s investment adviser (the “Adviser”). Aksia TorreyCove Partners, LLC, an investment adviser registered under the Advisers Act, serves as a non-discretionary investment consultant to the Fund. The Fund’s Board of Trustees (the “Board”) has the overall responsibility for the management and supervision of the business operations of the Fund. The Board may delegate any of its rights, powers, and authority to, among others, the officers of the Fund, any committee of the Board, or the Adviser.

Bow River Capital Evergreen Fund is the successor to a limited partnership, Bow River Capital Evergreen Private Equity Fund, LP, which was organized in March 2020. Effective as of the close of business on December 31, 2020, all the assets, subject to liabilities of Bow River Capital Evergreen Private Equity Fund, LP, were transferred to Bow River Capital Evergreen Fund in exchange for Class I shares of 2,318,250. Bow River Capital Evergreen Fund has substantially the same investment objectives and strategies as did Bow River Capital Evergreen Private Equity Fund, LP and have the same portfolio management team. The net asset value of the Class I shares resulting from these tax-free transactions on the close of business December 31, 2020, after the reorganization, was $30.86 and received in-kind subscriptions of Securities valued at $63,847,310 and Other Net Assets valued at $7,684,079 in exchange for 2,318,250 Class I shares. For financial reporting purposes, assets received and shares issued were recorded at fair value; however, the cost basis of the investments received was carried forward to align ongoing reporting of Bow River Capital Evergreen Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

2. Significant Accounting Policies

Basis of Presentation and Use of Estimates – The Fund is an investment company and as a result, maintains its accounting records and has presented these financial statements in accordance with the reporting requirements under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, Financial Services – Investment Companies (“ASC 946”). The presentation of the financial statements are in conformity with generally accepted accounting principles in the United States (“GAAP”), which requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statement, as well as reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from these estimates.

Income Recognition and Expenses – Interest income is recognized on an accrual basis as earned. Dividend income is recorded on the ex-dividend date. Expenses are recognized on an accrual basis as incurred. The Fund bears all expenses incurred in the course of its operations, including, but not limited to, the following: all costs and expenses related to portfolio transactions and positions for the Fund’s account; professional fees; costs of insurance; registration expenses; and expenses of meetings of the Board. Expenses are subject to the Fund’s Expense Limitation Agreement (see Note 5).

Investment Transactions – Investment transactions are accounted for on a trade date basis. Cost is determined and gains and losses are based upon the identified cost basis for publicly traded investments and a dollar for dollar cost depletion for the Fund’s private investments for both financial statement and federal income tax purposes.

Bow River Capital Evergreen Fund

Notes to the Financial Statements (Continued)
March 31, 2021

Distributions to Shareholders – Distributions to shareholders arising from net investment income and net realized capital gains, if any, are declared and paid annually. The amount of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. Distributions to shareholders are recorded on the ex-dividend date.

Valuation – The Fund will calculate its net asset value (“NAV”) as of the close of regular trading on the New York Stock Exchange on the last business day of each calendar week, each business day for the five business days preceding a repurchase request deadline (at such specific time set by the Board), each date that a Share is offered or repurchased, as of the date of any distribution and at such other times as the Board shall determine (each, a “Determination Date”). In determining its NAV, the Fund will value its investments as of the relevant Determination Date. The NAV of the Fund will equal, unless otherwise noted, the value of the total assets of the Fund, less all liabilities, including accrued fees and expenses, each determined as of the relevant Determination Date.

The Board has approved pricing procedures (the “Pricing Procedures”) and valuation procedures for the Fund (the “Valuation Procedures”) and will oversee the implementation of such procedures. UMB Fund Services, Inc. (the “Administrator”) will utilize the Pricing Procedures to price portfolio securities and the Valuation Procedures will be utilized by a separate valuation committee, consisting of officers of the Fund and representatives from the Adviser (the “Valuation Committee”). The Valuation Committee will be responsible for determining the fair value of the Fund’s investments.

In addition to having representation on the Valuation Committee, the Adviser may assist in making valuation determinations, provide primary oversight of valuation of the Fund’s investments and act in accordance with the Valuation Procedures as developed and approved by the Board. The valuation of the Fund’s investments is performed in accordance with FASB’s Accounting Standards Codification 820 — Fair Value Measurements and Disclosures.

The Valuation Procedures provide that the Fund will fair value portfolio securities held by the Fund when the price of a portfolio security is deemed unavailable or unreliable, and therefore cannot be accurately valued in accordance with the Pricing Procedures.

Securities traded on one or more of the U.S. national securities exchanges, the Nasdaq Stock Market or any foreign stock exchange will be valued based on their respective market price. The money market demand accounts are priced at cost and are generally classified as Level 1 investments.

Debt instruments for which market quotations are readily available are typically valued based on such market quotations. In validating market quotations, the Valuation Committee considers different factors such as the source and the nature of the quotation in order to determine whether the quotation represents fair value. The Valuation Committee makes use of reputable financial information providers in order to obtain the relevant quotations.

For debt and equity securities which are not publicly traded or for which market prices are not readily available (unquoted investments) the fair value is determined in good faith. In determining the fair values of these investments, the Valuation Committee will typically apply widely recognized market and income valuation methodologies including, but not limited to, earnings and multiple analysis, discounted cash flow method and third-party valuations. In order to determine a fair value, these methods are applied to the latest information provided by the underlying portfolio companies or other business counterparties.

Due to the inherent uncertainty in determining the fair value of investments for which market values are not readily available the fair values of these investments may fluctuate from period to period. In addition, such fair value may differ materially from the values that may have been used had a ready market existed for such investments and may significantly differ from the value ultimately realized by the Fund.

Assets and liabilities initially expressed in foreign currencies will be converted into U.S. Dollars using foreign exchange rates provided by a recognized pricing service.

Primary and Secondary Fund Investments

Primary investments are commitments to new private equity, private credit, or other private funds. Secondary investments are purchases of existing interests that are acquired on the secondary market. Primary or secondary investments in private equity funds are generally valued based on the latest NAV reported by the third-party fund manager or General Partner. This is commonly referred to as using NAV as the practical expedient which allows for estimation of the fair value of an investment in a private equity fund based on NAV or its equivalent if the NAV of the private equity fund is calculated in a manner consistent with ASC 946. Because of the inherent uncertainty

Bow River Capital Evergreen Fund

Notes to the Financial Statements (Continued)
March 31, 2021

of valuations of the investments in private equity funds, their estimated values may differ significantly from the values that would have been used had a ready market for the private equity funds existed, and the differences could be material. New purchases of primary or secondary investments in private equity funds will be valued at acquisition cost initially until a NAV is provided by the third-party fund manager or General Partner. The Fund will review any cash flows since the reference date of the last NAV for a private equity fund received by the Fund from a third-party manager (“Portfolio Fund Manager”) until the Determination Date are recognized by (i) adding the nominal amount of the investment related capital calls and (ii) deducting the nominal amount of investment related distributions from the NAV as reported by the Portfolio Fund Manager.

In addition to tracking the NAV plus related cash flows of such secondary purchases of interests in closed-end private funds (“Portfolio Funds”), the Valuation Committee also intends to track relevant broad-based and issuer (or fund) specific valuation information relating to the assets held by each private equity fund which is reasonably available at the time the Fund values its investments. The Valuation Committee will consider such information and may conclude in certain circumstances that the information provided by the Portfolio Fund Manager does not represent the fair value of a particular asset held by a Portfolio Fund. If the Valuation Committee concludes in good faith that the latest NAV reported by a Portfolio Fund Manager does not represent fair value (e.g., there is more current information regarding a portfolio asset which significantly changes its fair value) the Valuation Committee will make a corresponding adjustment to reflect the current fair value of such asset within such Portfolio Fund. In determining the fair value of assets held by Portfolio Funds, the Valuation Committee applies valuation methodologies as outlined above.

Co-Investments

Co-investments are minority investments in a company made by investors alongside a private equity fund manager or venture capital firm. Co-investments in private equity funds may be valued based on the latest NAV reported by the third-party fund manager or General Partner. In assessing the fair value of the Fund’s Co-Investments in accordance with the Valuation Procedures, the Adviser uses a variety of methods such as earnings and multiple analysis, discounted cash flow and market data from third party pricing services, and makes assumptions that are based on market conditions existing at the end of each reporting period. Because of the inherent uncertainty of estimates, fair value determinations based on estimates may differ from the values that would have been used had a ready market for the securities existed, and the differences could be material.

Foreign Exchange Contracts — The Fund may enter into foreign currency exchange contracts. The Fund may enter into these contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date to hedge various investments, for investment purposes, for risk management and/or in a manner intended to increase income or gain to the Fund. All foreign currency exchange contracts are market-to-market at the applicable translation rates resulting in unrealized gains or losses. Realized gains or losses are recorded at the time the foreign currency exchange contract is offset by entering into a closing transaction, or by the delivery, or receipt, of the currency. Risk may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

Federal Income Taxes – The Fund intends to qualify as a “regulated investment company” under Subchapter M of the Internal Revenue Code of 1986, as amended. The Fund utilizes a tax-year end of September 30 and the Fund’s income and federal excise tax returns and all financial records supporting the prior year returns are subject to examination by the federal and Delaware revenue authorities. If so qualified, the Fund will not be subject to federal income tax to the extent it distributes substantially all of its net investment income and capital gains to shareholders. Therefore, no federal income tax provision is required. Management of the Fund is required to determine whether a tax position taken by the Fund is more likely than not to be sustained upon examination by the applicable taxing authority, based on the technical merits of the position. Based on its analysis, there were no tax positions identified by management of the Fund which did not meet the “more likely than not” standard as of March 31, 2021.

Shareholder Contributions – Shareholder contributions received in advance are comprised of cash received on or prior to March 31, 2021 for which shares are issued on April 1, 2021. Shareholder contributions received in advance do not participate in the earnings of the Fund until shares are issued. Investments made in advance are for investments for which cash has been paid but will not be effective until April 1, 2021.

Bow River Capital Evergreen Fund

Notes to the Financial Statements (Continued)
March 31, 2021

3. Fair Value Disclosures

US GAAP defines fair value, establishes a three-tier framework for measuring fair value based on a hierarchy of inputs, and expands disclosure about fair value measurements. It also provides guidance on determining when there has been a significant decrease in the volume and level of activity for an asset or liability, when a transaction is not orderly and how that information must be incorporated into a fair value measurement. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Fund’s own market assumptions (unobservable inputs). These inputs are used in determining the fair value of the Fund’s investments. These inputs are summarized in the three broad levels listed below:

●

Level 1 – unadjusted quoted prices in active markets for identical securities. An active market for the security is a market in which transactions occur with sufficient frequency and volume to provide pricing information on an ongoing basis. A quoted price in an active market provides the most reliable evidence of fair value.

●

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc. and quoted prices for identical or similar assets in markets that are not active.) Inputs that are derived principally from or corroborated by observable market data. An adjustment to any observable input that is significant to the fair value may render the measurement a Level 3 measurement.

●	Level 3 – significant unobservable inputs, including inputs that are not derived from market data or cannot be corroborated by market data and when the investment is not redeemable in the near term.

Investments in private equity investments are reported in the Fund’s statement of assets and liabilities at NAV per share (or its equivalent) without further adjustment, as a practical expedient of fair value and therefore these investments are excluded from the fair value hierarchy. Generally, the fair value of the Fund’s investment in a privately offered investment represents the amount that the Fund could reasonably expect to receive from the investment fund if the Fund’s investment is withdrawn at the measurement date based on NAV. These investments are redeemable at NAV under the original terms of the Fund agreements and/or subscription agreements and based on the operations of the underlying funds. However, it is possible that these redemption rights may be restricted or eliminated by the funds in the future in accordance with the underlying fund agreements.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the valuation inputs used to value the Fund’s assets and liabilities as of March 31, 2021:

		Fair Value Measurements at the End of the Reporting Period Using
Investments	Practical Expedient*	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Security Type
Private Investements**	$59,163,240	$—	$7,780,341	$16,621,634	$83,565,215
Cash Equivalents	—	19,707,658	—	—	19,707,658
Total	$59,163,240	$19,707,658	$7,780,341	$16,621,634	$103,272,873

*

Certain investments that are measured at fair value using the NAV per share (or its equivalent) practical expedient have not been categorized in the fair value hierarchy. The fair value amounts presented in this table are intended to permit reconciliation of the fair value hierarchy to the amounts presented in the Schedule of Investments.

**	All sub-categories within the security type represent their respective evaluation status. For a detailed breakout, please refer to the Schedule of Investments.

Bow River Capital Evergreen Fund

Notes to the Financial Statements (Continued)
March 31, 2021

The following is a summary of valuation inputs used to measure the Fund’s other financial instruments that are derivative instruments not reflected in the Schedule of Investments as of March 31, 2021:

Type	Level 1	Level 2	Level 3	Total
Forward foreign currency contract	$—	$(22,830)	$—	$(22,830)
	$—	$(22,830)	$—	$(22,830)

There were no transfers into Level 3 during the period ended March 31, 2021. The transfers out of Level 3 in the following table represent a security now being valued using net asset value per share practical expedient, which is not included in the fair value measurement hierarchy.

The following is a roll-forward of the activity in investments in which significant unobservable inputs (Level 3) were used in determining fair value on a recurring basis:

	Beginning balance January 1, 2020	Transfers into Level 3 during the period	Transfers out of Level 3 during the period	Purchases or Conversions	Sales or Conversions	Net realized gain (loss)	Distributions	Change in net unrealized appreciation	Ending balance March 31, 2021
Private Investments	$19,043,115	$—	$(5,633,574)	$4,701,381	$—	$—	$(2,031,443)	$542,155	$16,621,634
	$19,043,115	$—	$(5,633,574)	$4,701,381	$—	$—	$(2,031,443)	$542,155	$16,621,634

The change in net unrealized appreciation included in the Statement of Operations attributable to Level 3 investments that were held as of March 31, 2021 is $542,155.

The following is a summary of quantitative information about significant unobservable valuation inputs for Level 3 Fair Value Measurements for investments held as of March 31, 2021:

Type of Level 3 Investment	Fair Value as of March 31, 2021	Valuation Technique	Unobservable Inputs	Discount Rate/ Price[1]	Impact to Valuation from an Increase in Input
Co-Investments	$10,617,367	Cost	Transaction Price	Not applicable	Not applicable
Secondary Funds	6,004,267	Terms of Structured Deal	Residual Interest Calculation	10%	Increase
		Terms of Structured Deal	Preferred Return	10%	Increase
		Terms of Structured Deal	Contingent Payment Calculation	35%	Decrease

[1]	As there was no range for each significant unobservable input, weighted average is not reported.

Bow River Capital Evergreen Fund

Notes to the Financial Statements (Continued)
March 31, 2021

The following is the fair value measurement of investments that are measured at NAV per share (or its equivalent) as a practical expedient:

Private Investments*	Investment Strategy	Fair Value	Unfunded Commitments	Redemption Frequency	Redemption Notice Period	Lock Up Period
Avista Capital Partners V, LP	Private equity primary	$1,982,633	$2,255,074	Subject to General Partner consent	Not Applicable	Not Applicable
Coller International Partners VI Feed Fund, LP	Private equity secondary	1,125,141	1,203,792	Subject to General Partner consent	Not Applicable	Not Applicable
Coller International Partners VII Feed Fund, LP	Private equity secondary	3,121,841	1,115,806	Subject to General Partner consent	Not Applicable	Not Applicable
Grain Spectrum Holdings II (Cayman), LP	Infrastructure primary	2,303,530	668,295	Subject to General Partner consent	Not Applicable	Not Applicable
KH Aggregator, LP	Private equity structured secondary	5,633,574	274,925	Subject to General Partner consent	Not Applicable	Not Applicable
Lynx EBO Fund I (A), LLC	Opportunistic credit fund	2,532,822	—	Subject to General Partner consent	Not Applicable	Not Applicable
Onex OD Co-Invest, LP	Direct private equity buyout	3,500,000	—	Subject to General Partner consent	Not Applicable	Not Applicable
Overbay Fund XIV (AIV III), LP	Private equity secondary	2,736,119	170,407	Subject to General Partner consent	Not Applicable	Not Applicable
Overbay Fund XIV Offshore (AIV), LP	Private equity secondary	5,757,998	579,387	Subject to General Partner consent	Not Applicable	Not Applicable
Overbay Fund XIV Offshore, LP	Private equity secondary fund	1,690,733	1,111,002	Subject to General Partner consent	Not Applicable	Not Applicable
PIMCO DSCO Fund II Offshore Feeder, LP	Opportunistic credit fund	5,297,425	—	Quarterly	60 days	One year
Post Limited Term High Yield Fund, LP	Senior credit fund	3,022,022	—	Monthly	30 days	Not Applicable
SEP Hamilton III Aggregator, LP	Direct private equity buyout	3,800,724	—	Subject to General Partner consent	Not Applicable	Not Applicable
Sumeru Equity Partners Fund III, LP	Private equity primary	1,227,001	1,445,016	Subject to General Partner consent	Not Applicable	Not Applicable
Voloridge Sustainability Fund, LP	Quantitative Strategy fund	4,914,283	—	Monthly	90 days	Not Applicable
WestCap LoanPal Co-Invest 2020, LLC	Direct growth equity	3,804,127	—	Subject to General Partner consent	Not Applicable	Not Applicable
WestCap Strategic Operator U.S. Feeder Fund, LP	Growth equity primary	4,510,565	2,834,465	Subject to General Partner consent	Not Applicable	Not Applicable
Whitehorse Liquidity Partners IV, LP	Structured secondary fund	2,202,702	3,022,256	Subject to General Partner consent	Not Applicable	Not Applicable

*	Refer to the Schedule of Investment for industry classifications of individual securities.

4. Investment Transactions

Purchases and sales of investments, excluding short-term investments, for the period ended March 31, 2021 were $26,489,405 and $14,811,148, respectively.

5. Investment Management and Other Agreements

Pursuant to an Investment Management Agreement, the Fund will pay the Adviser a monthly investment management fee (the “Investment Management Fee”) in consideration of the advisory services provided by the Adviser to the Fund. The Investment Management Fee is equal to 1.75% on an annualized basis of the Fund’s average daily Managed Assets during such period. “Managed Assets” means the total assets of the Fund (including any assets attributable to money borrowed for investment purposes) minus the sum of the Fund’s accrued liabilities (other than money borrowed for investment purposes). The Investment Management Fee is paid to the

Bow River Capital Evergreen Fund

Notes to the Financial Statements (Continued)
March 31, 2021

Adviser out of the Fund’s assets and decreases the net profits or increases the net losses of the Fund. The Investment Management Fee will be computed as of the last day of each month. During the period ended March 31, 2021, the Fund incurred $354,813 in investment management fees.

The Adviser has entered into an Investment Consultant Agreement with Aksia TorreyCove Partners, LLC (the “Investment Consultant”) to assist the Adviser with sourcing, evaluating, and selecting investments for the Fund’s portfolio. Currently, a high concentration of the Fund’s investments are sourced by the Investment Consultant. In consideration for services provided, the Adviser will pay the Investment Consultant a monthly fee of 0.375%, on an annualized basis, of the Fund’s average daily Managed Assets.

The Adviser has entered into an expense limitation and reimbursement agreement (the “Expense Limitation Agreement”) with the Fund, whereby the Adviser has agreed to waive fees that it would otherwise be paid, and/or to assume expenses of the Fund (a “Waiver”), if required to ensure the Fund’s aggregate monthly ordinary operating expenses, excluding certain “Specified Expenses” listed below, borne by the Fund in respect of each Class of Shares to an amount not to exceed 0.50%, on an annualized basis, of the Fund’s month-end net assets (the “Expense Cap”).

If the Fund’s aggregate monthly ordinary operating expenses, exclusive of the Specified Expenses, exceed the Expense Cap applicable, the Adviser will waive its Management Fee and/or reimburse the Fund for expenses to the extent necessary to eliminate such excess. The Adviser may also directly pay expenses on behalf of the Fund and waive reimbursement under the Expense Limitation Agreement. To the extent that the Adviser waives its Management Fee and/or reimburses expenses, the Adviser may, for a period not to exceed three years from the date on which a Waiver is made, recoup amounts waived or assumed, provided it is able to effect such recoupment without causing the Fund’s expense ratio (after recoupment) to exceed the lesser of (a) the expense limit in effect at the time of the waiver, and (b) the expense limit in effect at the time of the recoupment.

Specified Expenses that are not covered by the Expense Limitation Agreement and are therefore borne by shareholders of the Fund include: (i) the Management Fee; (ii) all fees and expenses of Fund Investments (including any underlying fees of the Fund Investments (the “Acquired Fund Fees and Expenses”)); (iii) transactional costs, including legal costs and brokerage commissions, associated with the acquisition and disposition of Fund Investments; (iv) interest payments incurred on borrowing by the Fund; (v) fees and expenses incurred in connection with a credit facility, if any, obtained by the Fund; (vi) distribution and shareholder servicing fees, as applicable; (vii) taxes; and (viii) extraordinary expenses resulting from events and transactions that are distinguished by their unusual nature and by the infrequency of their occurrence, including, without limitation, costs incurred in connection with any claim, litigation, arbitration, mediation, government investigation or similar proceeding, indemnification expenses, and expenses in connection with holding and/or soliciting proxies for all annual and other meetings of common shareholders.

The Expense Limitation Agreement will have a term ending one-year from the date the Fund commences operations, and will automatically renew thereafter for consecutive twelve-month terms, provided that such continuance is specifically approved at least annually by a majority of the Board. The Expense Limitation Agreement may be terminated by the Board upon thirty days’ written notice to the Adviser. During the period ended March 31, 2021, the Adviser did not recoup any expenses. As of March 31, 2021, $212,610 is subject to recoupment through March 31, 2024. Additionally, $108,567 of the $109,067 waived organizational costs, incurred as of October 29, 2020, is subject to recoupment through October 29, 2023. The remaining $500 was voluntarily waived by the Adviser and is not subject to recoupment.

The Fund’s organizational costs of $62,923, which have been incurred through March 31, 2021, have been expensed as incurred and are subject to the Fund’s Expense Limitation Agreement. Organizational expenses consist of costs incurred to establish the Fund and enable it to legally to do business. The Fund’s offering costs of $170,650, consists of legal fees for preparing the prospectus and statement of additional information in connection with the Fund’s registration and public offering, state registration fees, insurance, and fees paid to be listed on an exchange. Offering costs are accounted for as a deferred charge and then are amortized on a straight-line basis over the first twelve months of the Fund’s operations. As of March 31, 2021, $128,572 of offering costs remain as an unamortized deferred asset, while $42,078 has been expensed subject to the Fund’s Expense Limitation Agreement.

In consideration of the services rendered by the Independent Trustees, the Fund pays each Independent Trustee a retainer of $30,000 per year. In addition, the Fund pays an additional retainer of $2,500 per year to the Chairman of the Audit Committee and to the Chairman of the Nominating Committee. Trustees that are interested persons will not be compensated by the Fund. The Trustees do not receive any pension or retirement benefits.

Bow River Capital Evergreen Fund

Notes to the Financial Statements (Continued)
March 31, 2021

Employees of PINE Advisor Solutions, LLC (“PINE”) serve as officers of the Fund. PINE receives a monthly fee for the services provided to the Fund. The Fund also reimburses PINE for certain out-of-pocket expenses incurred on the Fund’s behalf.

Foreside Financial Services, LLC acts as Distributor to the Fund on a best-efforts basis, subject to various conditions, pursuant to a Distribution Agreement (the “Distribution Agreement”) between the Fund and the Distributor. The Distributor may enter into agreements with selected broker-dealers, banks or other financial intermediaries for distribution of shares of the Fund. The Adviser and/or its affiliates may make payments to selected affiliated or unaffiliated third parties (including the parties who have entered into sub-distribution agreements with the Distributor) from time to time in connection with the sale of Shares and/or the services provided to common shareholders. These payments will be made by the Adviser and/or its affiliates and will not represent an additional charge to the Fund.

UMB Fund Services, Inc. serves as the Fund’s Administrator, Accounting Agent, and Transfer Agent. UMB Bank, N.A. serves as the Fund’s Custodian.

Certain officers and trustees of the Fund are also officers of the Adviser.

6. Affiliated Investments

Issuers that are considered affiliates, as defined in Section 2(a)(3) of the 1940 Act, of the Fund at period-end are noted in the Fund’s Schedule of Investments. The table below reflects transactions during the period with entities that are affiliates as of March 31, 2021 and may inlcude acquisitions of new investments, prior year holdings that become affiliated during the period, and prior period affiliated holdings that are no longer affiliated as of period-end.

Non-Controlled Affiliates	Beginning Fair Value January 1, 2021	Purchases or Contributions	Sales or Distributions	Change in Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)	Ending Fair Value March 31, 2021	Investment Income
Overbay Fund XIV Offshore (AIV), LP	$—	$4,190,613	$(975,317)	$2,542,702	$—	$5,757,998	$—
Total Non-Controlled Affiliates	$—	$4,190,613	$(975,317)	$2,542,702	$—	$5,757,998	$—

7. Restricted Securities

Restricted securities include securities that have not been registered under the Securities Act of 1933, as amended, and securities that are subject to restrictions on resale. The Fund may invest in restricted securities that are consistent with the Fund’s investment objectives and investment strategies. Investments in restricted securities are valued at fair value as determined in good faith in accordance with procedures adopted by the Board of Trustees.

Additional information on each restricted investment held by the Fund at March 31, 2021 is as follows:

Investments	Initial Acquisition Date	Cost	Fair Value	% of Net Assets
Avista Capital Partners V, LP	March 16, 2021	$1,748,926	$1,982,633	2.1%
BRCE SPV I, LLC	May 22, 2020	889,921	1,321,619	1.4%
BW Colson Co-Invest Feeder (Cayman), LP	March 15, 2021	3,049,786	3,000,000	3.1%
Celery: FFP LLC1	August 17, 2020	932,926	936,992	1.0%
Coller International Partners VI Feed Fund, LP	October 1, 2020	738,470	1,125,141	1.2%
Coller International Partners VII Feed Fund, LP	October 1, 2020	2,096,718	3,121,841	3.3%
Forrest Holdings I, LP - Class A	March 17, 2021	3,292,883	3,280,341	3.4%
Forrest Holdings I, LP - Class B	March 17, 2021	1,504,911	1,500,000	1.6%
Grain Spectrum Holdings II (Cayman), LP	October 28, 2020	2,332,896	2,303,530	2.4%
Graphite Capital Partners VIII D, LP	June 30, 2020	2,354,328	4,682,648	4.9%

Bow River Capital Evergreen Fund

Notes to the Financial Statements (Continued)
March 31, 2021

Investments	Initial Acquisition Date	Cost	Fair Value	% of Net Assets
KH Aggregator, LP	November 30, 2020	$4,715,628	$5,633,574	5.9%
Lynx EBO Fund I (A), LLC	December 18, 2020	2,504,000	2,532,822	2.6%
Onex OD Co-Invest, LP	November 9, 2020	3,511,271	3,500,000	3.6%
Overbay Fund XIV (AIV III), LP	March 26, 2021	2,011,123	2,736,119	2.9%
Overbay Fund XIV Offshore (AIV), LP	January 5, 2021	3,215,296	5,757,998	6.0%
Overbay Fund XIV Offshore, LP	January 22, 2021	1,100,008	1,690,733	1.8%
PIMCO DSCO Fund II Offshore Feeder, LP	June 30, 2020	5,000,298	5,297,425	5.5%
Post Limited Term High Yield Fund, LP	January 1, 2021	3,000,000	3,022,022	3.1%
Secure: Redstone Buyer LLC1	August 31, 2020	1,983,586	1,985,638	2.1%
SEP Hamilton III Aggregator, LP	August 17, 2020	2,519,336	3,800,724	3.9%
Sumeru Equity Partners Fund III, LP	December 8, 2020	1,116,928	1,227,001	1.3%
The Global Atlantic Financial Group, LLC	January 1, 2021	3,506,644	3,500,000	3.6%
US Hospitality Publishers, Inc.	January 11, 2021	1,194,737	1,194,737	1.2%
Veregy Parent, LLC	November 3, 2020	3,005,300	3,000,000	3.1%
Voloridge Sustainability Fund, LP	November 1, 2020	5,000,000	4,914,283	5.1%
Westcap LoanPal Co-Invest 2020, LLC	December 18, 2020	2,540,250	3,804,127	4.0%
Westcap Strategic Operator U.S. Feeder Fund, LP	February 5, 2021	2,784,592	4,510,565	4.7%
Whitehorse Liquidity Partners IV, LP	November 10, 2020	1,626,101	2,202,702	2.3%
		$69,276,863	$83,565,215	87.1%

8. Capital Share Transactions

The Fund’s Shares will generally be offered for purchase on the first business day of each month at the NAV per Share, as determined as of the close of regular trading on the New York Stock Exchange on that day. The initial offering of Shares was made at the initial NAV per Share of $29.58 on January 4, 2021. The beginning NAV per Share of $30.86, as disclosed in the financial highlights, includes GAAP adjustments.

The Fund has elected to implement a hybrid repurchase mechanism, where under normal circumstances, the Fund provides a limited degree of liquidity to common shareholders by conducting semi-annual repurchase offers pursuant to Rule 23c-3 of the 1940 Act (each a “Required Repurchase Offer”), as well as discretionary repurchase offers. While the Board may consider the recommendation of the Adviser, discretionary repurchase offers will be made at the sole discretion of the Board.

Each Required Repurchase Offer will be for no less than 5% and no more than 25% of the Fund’s Shares outstanding, but if the value of Shares tendered for repurchase exceeds the value the Fund intended to repurchase, the Fund may determine to repurchase less than the full number of Shares tendered. In such event, common shareholders will have their Shares repurchased on a pro rata basis, and tendering common shareholders will not have all of their tendered Shares repurchased by the Fund.

The Adviser also anticipates recommending to the Board that, under normal market circumstances, the Fund conduct periodic repurchase offers of no more than 5% of the Fund’s net assets generally for each calendar quarter following a Required Repurchase Offer (each, a “Discretionary Repurchase”). In determining whether the Fund should offer a Discretionary Repurchase, the Board may consider the recommendation of the Adviser as well as a variety of other operational, business and economic factors. While it is anticipated that each Discretionary Repurchase will be offered for each calendar quarter following a Required Repurchase Offer (i.e. twice per year), any Discretionary Repurchase of Shares will be made at such times and on such terms as may be determined by the Board from time to

Bow River Capital Evergreen Fund

Notes to the Financial Statements (Continued)
March 31, 2021

time in its sole discretion. As a result, Discretionary Repurchases may be offered at any amount, as determined by the Board, or not at all. The Fund may also elect to repurchase less than the full amount that a common shareholder requests to be repurchased. In addition, the Board may under certain circumstances elect to postpone, suspend or terminate an offer to repurchase Shares.

A 2.00% early repurchase fee will be charged by the Fund with respect to any repurchase of Shares from a common shareholder at any time prior to the day immediately preceding the one-year anniversary of the common shareholder’s purchase of the Shares. Shares tendered for repurchase will be treated as having been repurchased on a “first in-first out” basis. An early repurchase fee payable by a common shareholder may be waived by the Fund in circumstances where the Board determines that doing so is in the best interests of the Fund.

9. Commitments

The Fund is required to provide financial support in the form of investment commitments to certain investees as part of the conditions for entering into such investments. As of March 31, 2021, the Fund had unfunded commitments in the amount of $17,898,494.

10. Federal Tax Information

At March 31, 2021, gross unrealized appreciation and depreciation on investments owned by the Fund, based on cost for federal income tax purposes were as follows:

Cost of Investments	$89,580,409
Gross Unrealized Appreciation	$14,563,476
Gross Unrealized Depreciation	(871,012)
Net Unrealized Appreciation/(Depreciation)	$13,692,464

The difference between cost amounts for financial statement and federal income tax purposes is due primarily to timing differences in recognizing certain gains and losses in security transactions.

GAAP requires that certain components of net assets to be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the period ended March 31, 2021, permanent differences in book and tax accounting have been reclassified to paid-in capital and total distributable earnings as follows:

Increase (Decrease)
Paid in Capital	Total Distributable Earnings
$0	$0

11. Indemnifications

The Fund indemnifies the Fund’s officers and Board of Trustees for certain liabilities that might arise from their performance of their duties to the Fund. Additionally, in the normal course of business the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

Note 12. Other Derivative Information

The average quarterly notional value of forward foreign currency contracts as of March 31, 2021 was $4,097,250. The notional value outstanding as of March 31, 2021 was $4,111,800.

Bow River Capital Evergreen Fund

Notes to the Financial Statements (Continued)
March 31, 2021

The effects of forward foreign currency contracts on the Fund’s financial positions and financial performance are reflected in the Statement of Assets and Liabilities (“SAL”) and Statement of Operations (“SOP”). The fund engaged in forward foreign currency contracts during the period ended March 31, 2021. $1,427 of unrealized depreciation on forward currency contracts listed in the liabilities section of the SAL is subject to forward foreign exchange contract risk. $(33,000) in net realized loss on forward foreign currency contracts and $(1,427) in the change in unrealized depreciation on forward foreign currency contract as listed in the SOP are each subject to foward foreign exchange contract risk.

Offsetting of Assets and Liabilities — Disclosures about offsetting assets and liabilities require an entity to disclose information about offsetting and related arrangements to enable users of its financial statements to understand the effect of those arrangements on its financial position. As of March 31, 2021, no master netting arrangements exist related to the Fund. The Fund’s SAL presents derivative instruments on a gross basis, therefore, no net amounts and no offset amounts exist within the SAL to present below. Gross amounts of the derivative instruments, amounts related to financial instruments/cash collateral not offset in the SAL and net amounts are presented below:

	Derivative Assets	Derivative (Liabilities)		Collateral Pledged
Counterparty	Forward Foreign Exchange Contracts	Forward Foreign Exchange Contracts	Net Derivative Assets (Liabilities)	Financial Instruments	Cash	Net Amount
Bannockburn Global Forex, LLC	$—	$(1,427)	$(1,427)	$—	$1,427	$—

13. Risk Factors

There can be no assurance that the investment objective of the Fund will be achieved or that the Fund’s portfolio design and risk monitoring strategies will be successful. The following list is not intended to be a comprehensive listing of all the potential risks associated with the Fund. The Fund’s prospectus provides further details regarding the Fund’s risks and considerations.

Private Equity Risk – There are inherent risks in investing in private equity companies, which are vehicles whose principal business is to invest in and lend capital to privately held companies. Generally, little public information exists for private and thinly traded companies, and there is a risk that private equity investors, like the Fund, may not be able to make a fully informed investment decision.

Private Credit Risk – Typically, private credit investments are in restricted securities that are not traded in public markets and subject to substantial holding periods, so that the Fund may not be able to resell some of its holdings for extended periods, which may be several years. The Fund’s investments are also subject to the risks associated with investing in private securities. Investments in private securities are illiquid, can be subject to various restrictions on resale, and there can be no assurance that the Fund will be able to realize the value of such investments in a timely manner. Additionally, private credit investments can range in credit quality depending on security-specific factors, including total leverage, amount of leverage senior to the security in question, variability in the issuer’s cash flows, the size of the issuer, the quality of assets securing debt and the degree to which such assets cover the subject company’s debt obligations.

Semi-Liquid Investment Risk – Semi-liquid investments do not offer investors full liquidity (i.e. such investments typically only offer monthly or quarterly liquidity).

Direct Investments Risk – The Fund may make direct investments on an opportunistic basis. There can be no assurance that the Fund will be given direct investment opportunities, or that any direct investment offered to the Fund would be appropriate or attractive to the Fund. Direct investments generally are more concentrated than investments in portfolio companies, which generally hold multiple portfolio companies. Due diligence will be conducted on direct investment opportunities; however, the Adviser or Investment Consultant may not have the ability to conduct the same level of due diligence applied to portfolio company investments. In addition, there may be limited opportunities to negotiate the terms of such direct investments. However, in instances where the terms of a direct investment are negotiable, such terms may be heavily negotiated and may incur additional transactional costs for the Fund. As is typical in such matters, the Adviser or Investment Consultant, as applicable, generally will rely on the portfolio company manager or sponsor offering such direct investment opportunity to perform most of the due diligence on the relevant portfolio company and to negotiate terms of the direct investment.

Bow River Capital Evergreen Fund

Notes to the Financial Statements (Continued)
March 31, 2021

Secondary Investments Risk – The overall performance of the Fund’s secondary investments will depend in large part on the acquisition price paid, which may be negotiated based on incomplete or imperfect information. Certain secondary investments may be purchased as a portfolio, and in such cases the Fund may not be able to exclude from such purchases those investments that the Adviser considers (for commercial, tax, legal or other reasons) less attractive. Where the Fund acquires a portfolio company interest as a secondary investment, the Fund will generally not have the ability to modify or amend such portfolio company’s constituent documents (e.g., limited partnership agreements) or otherwise negotiate the economic terms of the interests being acquired. In addition, the costs and resources required to investigate the commercial, tax and legal issues relating to secondary investments may be greater than those relating to primary investments.

Primary Fund Commitments Risk – The commitment to invest in newly created private equity funds, private credit funds, or other private funds, exposes the Fund to the risk of investing in funds with limited operating histories and the information the Fund will obtain about such investments may be limited. As such, the ability to evaluate past performance or to validate the investment strategies will be limited.

Exchange-Traded Funds Risk – The Fund may invest in long (or short) positions in ETFs. Through its positions in ETFs, the Fund will be subject to the risks associated with such vehicles’ investments, including the possibility that the value of the securities or instruments held by an ETF could decrease (or increase), and will bear its proportionate share of the ETF’s fees and expenses. In addition, certain of the ETFs may hold common portfolio positions, thereby reducing any diversification benefits.

Money Market Funds Risk – An investment in a money market fund is not a deposit of any bank and is not insured or guaranteed by the Federal Deposit Insurance Company or any other government agency. Certain money market funds seek to preserve the value of their shares at $1.00 per share, although there can be no assurance that they will do so, and it is possible to lose money by investing in such a money market fund. A major or unexpected increase in interest rates or a decline in the credit quality of an issuer or entity providing credit support, an inactive trading market for money market instruments, or adverse market, economic, industry, political, regulatory, geopolitical, and other conditions could cause the share price of such a money market fund to fall below $1.00. It is possible that such a money market fund will issue and redeem shares at $1.00 per share at times when the fair value of the money market fund’s portfolio per share is more or less than $1.00. Other money market funds price and transact at a “floating” NAV that will fluctuate along with changes in the market-based value of fund assets. Shares sold utilizing a floating NAV may be worth more or less than their original purchase price.

Closed-End Fund; Liquidity Limited to Periodic Repurchases of Shares – The Fund has been organized as a non-diversified, closed-end management investment company and designed primarily for long-term investors. An investor should not invest in the Fund if the investor needs a liquid investment. Closed-end funds differ from open-end management investment companies (commonly known as mutual funds) in that investors in a closed-end fund do not have the right to redeem their shares on a daily basis. Unlike most closed-end funds, which typically list their shares on a securities exchange, the Fund does not intend to list the Shares for trading on any securities exchange, and the Fund does not expect any secondary market to develop for the Shares. Although the Fund will offer a limited degree of liquidity by conducting semi-annual repurchase offers and periodic repurchase offers made at the sole discretion of the Board, a Common Shareholder may not be able to tender its Shares in the Fund promptly after it has made a decision to do so. There is no assurance that you will be able to tender your Shares when or in the amount that you desire. Furthermore, discretionary repurchases are made at the discretion of the Board and therefore, may not occur. In addition, with very limited exceptions, Shares are not transferable, and liquidity will be provided only through repurchase offers made semi-annually by the Fund, as well as periodically at the sole discretion of the Board. Shares are considerably less liquid than Shares of funds that trade on a stock exchange or Shares of open-end registered investment companies and are therefore, suitable only for investors who can bear the risks associated with illiquid shares and should be viewed as a long-term investment.

Non-Diversified Status – The Fund is a “non-diversified” management investment company. Thus, there are no percentage limitations imposed by the Investment Company Act on the Fund’s assets that may be invested, directly or indirectly, in the securities of any one issuer. Consequently, if one or more Fund Investments are allocated a relatively large percentage of the Fund’s assets, losses suffered by such Fund Investments could result in a higher reduction in the Fund’s capital than if such capital had been more proportionately allocated among a larger number of investments. The Fund may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. However, the Fund will be subject to diversification requirements applicable to RICs under the Code.

Valuation Risk – The valuation of the Fund’s investments in Portfolio Funds is ordinarily determined based upon valuations provided by the Portfolio Fund Managers on a quarterly basis. Although such valuations are provided on a quarterly basis, the Fund will provide valuations, and will issue Shares, on a monthly basis. A large percentage of the securities in which the Fund invest will not have a readily ascertainable

Bow River Capital Evergreen Fund

Notes to the Financial Statements (Continued)
March 31, 2021

market price and will be fair valued by the Portfolio Fund Manager. In this regard, a Portfolio Fund Manager may face a conflict of interest in valuing the securities, as their value may affect the Portfolio Fund Manager’s compensation or its ability to raise additional funds. No assurances can be given regarding the valuation methodology or the sufficiency of systems utilized by any Portfolio Fund Manager, the accuracy of the valuations provided by the Portfolio Fund Managers, that the Portfolio Fund Managers will comply with their own internal policies or procedures for keeping records or making valuations, or that the Portfolio Fund Managers’ policies and procedures and systems will not change without notice to the Fund. As a result, a Portfolio Fund Manager’s valuation of the securities may fail to match the amount ultimately realized with respect to the disposition of such securities. A Portfolio Fund Manager’s information could also be inaccurate due to fraudulent activity, mis-valuation or inadvertent error. The Fund may not uncover errors in valuation for a significant period of time, if ever.

Capital Call Risk – The Fund may maintain a sizeable cash position in anticipation of funding capital calls or near-term investment opportunities. Even though the Fund may maintain a sizeable position in cash and short-term securities, it may not contribute the full amount of its commitment to a fund at the time of investment. Instead, the Fund will be required to make incremental contributions pursuant to capital calls issued from time to time by the underlying fund. If the Fund defaults on its commitment to an underlying fund or fails to satisfy capital calls to an underlying fund in a timely manner then, generally, it will be subject to significant penalties, including the complete forfeiture of the Fund’s investment in the underlying fund. Any failure by the Fund to make timely capital contributions in respect of its commitments may (i) impair the ability of the Fund and the Fund to pursue its investment strategy, (ii) force the Fund to borrow, (iii) indirectly cause the Fund, and, indirectly, the Investors to be subject to certain penalties from the Fund Investments (including the complete forfeiture of the Fund’s investment in an Investment Fund), or (iv) otherwise impair the value of the Fund’s investments (including the devaluation of the Fund).

Currency Risk – Although the Fund intends to invest predominantly in the United States, the Fund’s portfolio is anticipated to include investments in a number of different currencies. Any returns on, and the value of such investments may, therefore, be materially affected by exchange rate fluctuations, local exchange control, limited liquidity of the relevant foreign exchange markets, the convertibility of the currencies in question and/or other factors. A decline in the value of the currencies in which the Fund Investments are denominated against the U.S. Dollar may result in a decrease the Fund’s net asset value. The Adviser may or may not elect to hedge the value of investments made by the Fund against currency fluctuations, and even if the Adviser deems hedging appropriate, it may not be possible or practicable to hedge currency risk exposure. Accordingly, the performance of the Fund could be adversely affected by such currency fluctuations.

Foreign Investments and Emerging Markets Risk – The Fund may invest in the securities of non-U.S. issuers, including those located in developing countries, which securities involve risks beyond those associated with investments in U.S. securities. These risks may relate to foreign political, social and economic matters, less developed markets, political immobility and less developed legal and accounting practices.

Derivatives and Hedging – The Fund may invest and trade in a variety of derivative instruments to hedge the Fund’s primary Fund Investments, including options, swaps, futures contracts, forward agreements and other derivatives contracts. Derivatives are financial instruments or arrangements in which the risk and return are related to changes in the value of other assets, reference rates or indices. Transactions in derivative instruments present risks arising from the use of leverage (which increases the magnitude of losses), volatility, the possibility of default by a counterparty, and illiquidity. Use of derivative instruments for hedging or speculative purposes by the Adviser could present significant risks, including the risk of losses in excess of the amounts invested. The Fund’s ability to avoid risk through investment or trading in derivatives will depend on the ability to anticipate changes in the underlying assets, reference rates or indices.

LIBOR Transition Risk – Certain instruments in which the Fund may invest rely in some fashion upon the London Interbank Offered Rate (“LIBOR”). The United Kingdom’s Financial Conduct Authority, which regulates LIBOR, has announced plans to phase out the use of LIBOR by the end of 2021. There remains uncertainty regarding the future utilization of LIBOR and the nature of any replacement rate, and any potential effects of the transition away from LIBOR on the Fund or on certain instruments in which the Fund invests are not known. The transition process may involve, among other things, increased volatility or illiquidity in markets for instruments that currently rely on LIBOR. The transition, as well as other unforeseen effects, may also result in a reduction in the value of certain instruments held by the Fund.

Bow River Capital Evergreen Fund

Notes to the Financial Statements (Continued)
March 31, 2021

Recent Market and Economic Developments – Certain impacts to public health conditions particular to the coronavirus (COVID-19) may have a significant negative impact on the operations and profitability of the Fund’s investments. The extent of the impact to the financial performance of the Fund will depend on future developments, including (i) the duration and spread of the outbreak, (ii) the restrictions and advisories, (iii) the effects on the financial markets, and (iv) the effects on the economy overall, all of which are highly uncertain and cannot be predicted.

14. Recent Regulatory Developments

On December 3, 2020, the SEC announced that it voted to adopt a new rule that establishes an updated regulatory framework for fund valuation practices (the “Rule”). The Rule, in part, provides (i) a framework for determining fair value in good faith and (ii) provides for a fund Board’s assignment of its responsibility for the execution of valuation-related activities to a fund’s investment adviser. Further, the SEC is rescinding previously issued guidance on related issues. The Rule is scheduled to take effect on March 8, 2021, with a compliance date of September 8, 2022. Management is currently evaluating the Rule and its impact to the Funds.

15. Subsequent Events

Effective April 1, 2021 there were subscriptions to the Fund in the amount of $11,279,657. Effective May 1, 2021 there were subscriptions to the Fund in the amount of $12,265,000.

On May 28, 2021, the Fund completed a Required Repurchase Offer. At the time of this report mailing, the results of the offer were not known. The results of the offer will be disclosed in the semi-annual report to shareholders dated September 30, 2021.

The Fund has evaluated subsequent events through the date the financial statements were issued and has determined that there were no other subsequent events that require disclosure in or adjustment to the financial statements.

Cohen & Co

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders and Board of Trustees of
Bow River Capital Evergreen Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Bow River Capital Evergreen Fund (the "Fund") as of March 31, 2021, and the related statements of operations, changes in net assets and cash flows for the period January 4, 2021 (commencement of operations) to March 31, 2021, including the related notes, and the financial highlights for the period January 4, 2021 (commencement of operations) to March 31, 2021 (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, the results of its operations, the changes in its net assets, its cash flows and the financial highlights for the period January 4, 2021 (commencement of operations) through March 31, 2021, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on the Fund's financial statements based on our audit. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audit in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement whether due to error or fraud.

Our audit included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian, private investment counterparties, and brokers. Our audit also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audit provides a reasonable basis for our opinion.

We have served as the Fund's auditor since 2020.

Cohen + Company

COHEN & COMPANY, LTD.
Cleveland, Ohio
June 1, 2021

COHEN & COMPANY, LTD.
800.229.1099 | 866.818.4538 FAX | cohencpa.com

Registered with the Public Company Accounting Oversight Board

Bow River Capital Evergreen Fund

Trustees and Officers

March 31, 2021 (Unaudited)

INDEPENDENT TRUSTEES
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH THE FUND	LENGTH OF TIME SERVICED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE	OTHER DIRECTORSHIPS** HELD BY TRUSTEE
Jeremy May	Chairman and Trustee	Since Inception	Founder and CEO of Paralel Technologies, LLC (a fintech firm) (Since October 2019); Previously, President and Director of ALPS Fund Services, Inc., ALPS Distributors, Inc., and ALPS Portfolio Solutions Distributor, Inc., Executive Vice President and Director of ALPS Holdings, Inc. and ALPS Advisors, Inc. (1995 to 2019).	1	New Age Alpha ETF Trust (since 2020); Reaves Utility Income Fund (2009 to 2021); ALPS Series Trust (9 funds) (2012 to 2021); RiverNorth Opportunities Fund, Inc. (2018 to 2019).
Michael Imhoff	Trustee	Since Inception	Managing Director of Stifel (full service investment firm) (Since 2015); Previously, other roles at Stifel (Since 1985).	1	N/A
Jack Swift	Trustee	Since Inception	Chief Executive Officer of The TIFiN Group (a fintech capital business) (Since 2019); Previously, Partner and President of Crestone Capital, LLC (investment management and wealth advisory firm) (2016 to 2019); Managing Director, Head of Global Business Development of Pacific Current Group (a boutique asset management firm) (2010 to 2016).	1	Member Of The Board Of Advisors at Magnifi (Since 2020).

INTERESTED TRUSTEE AND OFFICERS
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH THE FUND	LENGTH OF TIME SERVICED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE/ OFFICER	OTHER DIRECTORSHIPS** HELD BY TRUSTEE/OFFICER
Jeremy Held***	Trustee and President	Since Inception	Managing Director, Bow River Capital (Since 2019); Previously, ALPS Advisors, Inc. (investment management company) - Chief Investment Officer (2018 to 2019); Director of Research (2007 to 2018); other roles (1996 to 2007).	1	Principal Real Estate Income Fund (Since 2017)
Rich Wham	Vice President	Since Inception	President and Chief Operating Officer, Bow River Capital (Since 2017); Previously, Partner, Westfield Company Inc. (real estate company) (2015 to 2017).	1	N/A

Bow River Capital Evergreen Fund

Trustees and Officers (Continued)
March 31, 2021 (Unaudited)

INTERESTED TRUSTEE AND OFFICERS (Continued)
NAME, ADDRESS AND YEAR OF BIRTH	POSITION(S) WITH THE FUND	LENGTH OF TIME SERVICED*	PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS	PORTFOLIOS IN FUND COMPLEX OVERSEEN BY TRUSTEE/ OFFICER	OTHER DIRECTORSHIPS** HELD BY TRUSTEE/OFFICER
Jane Ingalls	Vice President and Secretary	Since Inception	Chief of Staff, Bow River Capital (since 2020); Previously, Founder and President, Artemis Consulting Group (2007 to 2020).	1	N/A
Derek Mullins	Treasurer	Since Inception	Managing Partner, PINE Advisor Solutions (provider of outsourced non-investment fund services) (since 2018); Previously, Director of Operations, ArrowMark Partners (asset management firm) (2009 to 2018); Chief Financial Officer (Principal Financial Officer) and Treasurer, Meridian Fund, Inc. (investment management company) (2013 to 2018).	1	N/A
John Blue	Chief Compliance Officer	Since Inception	Managing Partner, PINE Advisor Solutions (provider of outsourced non-investment fund services) (Since 2018); Previously, Sr. Vice President and Dir. of Operations and Chief Compliance Officer, 361 Capital, LLC (financial adviser) (2010 to 2018).	1	N/A
Marcie McVeigh	Assistant Treasurer	Since Inception	Associate Director of CFO Services, PINE Advisor Solutions (provider of outsourced non-investment fund services) (Since 2020); Assistant Vice President and Performance Measurement Manager at Brown Brothers Harriman (financial services firm) (2019 to 2020); Sr. Financial Reporting Specialist at American Century Investments (investment management firm) (2011 to 2018).	1	N/A

*	Each Trustee serves an indefinite term, until his successor is elected.

**

Includes any company with a class of securities registered pursuant to Section 12 of the Exchange Act or subject to the requirements of Section 15(d) of the Exchange Act or any company registered under the Investment Company Act.

***	Mr. Held is an “interested person” (as that term is defined in the 1940 Act) because of his affiliations with the Adviser.

Bow River Capital Evergreen Fund

Additional Information

March 31, 2021 (Unaudited)

Proxy Voting Policy — The Fund is required to file Form N-PX, with its complete proxy voting record for the twelve months ended June 30, no later than August 31. The Fund’s Form N-PX filing is available: (i) without charge, upon request, by 1-888-330-3350 or (ii) by visiting the SEC’s website at www.sec.gov.

Portfolio Holdings — The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-PORT. Form N-PORT is available on the SEC’s website at http://www.sec.gov. The information on Form N-PORT is available without charge, upon request, by calling 1-888-330-3350.

Approval of Investment Management Agreement and Investment Consultant Agreement — At a meeting (the “Meeting”) of the Board of Trustees (the “Board”) of the Bow River Capital Evergreen Fund (the “Fund”) held on August 28, 2020, the Board, including the Trustees who are not “interested persons” (as defined in the Investment Company Act of 1940, as amended), (the “Independent Trustees”), considered the approval of the Investment Management Agreement (the “Management Agreement”) between the Fund and Bow River Capital Asset Management, LLC (the “Adviser”), and the Investment Consultant Agreement (“Consulting Agreement”) between the Adviser and Aksia TorreyCove Partners, LLC (the “Investment Consultant”). Each agreement has an initial two year term.

In advance of the Meeting, the Independent Trustees requested and received materials from each of the Adviser and Investment Consultant to assist them in considering the approval of the Management Agreement and Consulting Agreement, respectively. The Independent Trustees reviewed reports from third parties and management about the below factors. The Board did not consider any single factor as controlling in determining whether or not to approve the Management Agreement or Consulting Agreement. Nor are the items described herein all-encompassing of the matters considered by the Board.

The Board engaged in a detailed discussion of the materials with management of each of the Adviser and Investment Consultant. The Independent Trustees then met separately with independent counsel to the Independent Trustees for a full review of the materials. Following this session, the full Board reconvened and after further discussion determined that the information presented provided a sufficient basis upon which to approve the Management Agreement and Consulting Agreement.

Adviser

Nature, Extent and Quality of Services. The Board reviewed and considered the nature and extent of the investment advisory services proposed to be provided by the Adviser to the Fund under the Management Agreement, including the selection of Fund investments, the implementation of the Fund’s strategy, and the oversight of the Investment Consultant. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services to be provided by the Adviser, including, among other things, providing office facilities, equipment, and personnel. The Board also reviewed and considered the qualifications of the key personnel of the Adviser who would provide the investment advisory and/or administrative services to the Fund. The Board discussed the Adviser’s proposed engagement of the Investment Consultant, for investment consultancy services. The Board determined that the Adviser’s key personnel are well-qualified by education and/or training and experience to perform the services in an efficient and professional manner. The Board also took into account the Adviser’s compliance policies and procedures, including the procedures used to determine the value of the Fund’s investments. The Board concluded that the overall quality of the advisory and administrative services to be provided was satisfactory.

Performance. The Board reviewed and considered the investment experience of the Adviser and the performance of the Adviser’s other investment products. The Board reviewed and considered the performance of the Bow River Private Equity Fund, LP (the “Predecessor Fund”), however, because the Fund had not yet commenced operations, the Board was not able to consider Fund performance.

Fees and Expenses Relative to Comparable Funds Managed by Other Investment Managers. The Board reviewed the advisory fee rates and expected total expense ratio of the Fund. The Board also reviewed the proposed distribution fee to be paid to Foreside by the Fund. The Board compared the advisory fee and pro-forma total expense ratio for the Fund with various comparative data, including a report of other comparable funds. The Board concluded that the advisory fees to be paid by the Fund and pro-forma total expense ratio were reasonable and satisfactory in light of the services proposed to be provided.

Breakpoints and Economies of Scale. The Board reviewed the structure of the Fund’s investment management under the Management Agreement. The Board considered the Fund’s advisory fees and concluded that the fees were reasonable and satisfactory in light of the services to be provided. The Board also determined that, since the Fund has no assets, economies of scale were not present at this time.

Bow River Capital Evergreen Fund

Additional Information (Continued)
March 31, 2021 (Unaudited)

Profitability of Adviser and Affiliates. The Board considered and reviewed pro-forma information concerning the costs incurred and profits expected to be realized by the Adviser from the Adviser’s relationship with the Fund. Although the Board considered and reviewed pro-forma information concerning the Adviser’s expected profits, due to the fact that operations for the Fund had not yet commenced, the Board made no determination with respect to profitability.

Ancillary Benefits and Other Factors. The Board also discussed other benefits to be received by the Adviser from its management of the Fund, including, without limitation, the ability to market its advisory services for similar products in the future. The Board noted that the Adviser did not have affiliations with the Fund’s transfer agent, administrator, custodian or distribution agent and therefore would not derive any benefits from the relationships these parties may have with the Fund. The Board concluded that the advisory fees were reasonable in light of the fall-out benefits.

Investment Consultant

Nature, Extent and Quality of Services. The Board reviewed and considered the nature and extent of the investment consultant services proposed to be provided by the Investment Consultant to the Adviser, and therefore the Fund, under the Consulting Agreement, including the selection of Fund investments. The Board noted that the Investment Consultant was expected to source investments and assist in the due diligence process, but would serve as a non-discretionary consultant and all investment decisions for the Fund would be made exclusively by the Adviser. The Board also reviewed and considered the nature and extent of the non-advisory, administrative services to be provided by the Investment Consultant, including, among other things, providing office facilities, equipment, and personnel. The Board also reviewed and considered the qualifications of the key personnel of the Investment Consultant who would provide the investment consulting and/or administrative services to the Fund. The Board determined that the Investment Consultant’s key personnel are well-qualified by education and/or training and experience to perform the services for which it was responsible in an efficient and professional manner. The Board also took into account the Investment Consultant’s compliance policies and procedures, including the procedures used to determine the value of the Fund’s investments. The Board concluded that the overall quality of the consulting services and administrative services to be provided was satisfactory.

Performance. The Board considered the investment consultant experience of the Investment Consultant but noted that the Investment Consultant would serve as a non-discretionary investment consultant and not make investment decisions for the Fund. Further, the Fund had not commenced operations and as a result, the Board concluded consideration of the Fund’s performance was not a relevant factor to their consideration of the Investment Consultant.

Fees and Expenses Relative to Comparable Funds Managed by Other Investment Managers. The Board reviewed the proposed investment consultant fee to be paid to the Investment Consultant and noted that the Investment Consultant would be paid by the Adviser out of the Adviser’s investment management fee. After reviewing the expected total expense ratio of the Fund, the Board concluded that the fees payable were reasonable and satisfactory in light of the services proposed to be provided.

Breakpoints and Economies of Scale. The Board reviewed the structure of the Fund’s investment management under the Consulting Agreement, considered the Fund’s advisory fees and concluded that the fees were reasonable and satisfactory in light of the services to be provided. The Board also determined that, since the Fund has no assets, economies of scale were not present at this time.

Profitability of Adviser and Affiliates. The Board considered the Investment Consultant’s assets under management but did not consider pro-forma information concerning the costs incurred and profits expected to be realized by the Investment Consultant from the Investment Consultant’s relationship with the Fund. Due to the fact that the Investment Consultant had not commenced providing services to the Fund, the Board made no determination with respect to profitability.

Ancillary Benefits and Other Factors. The Board also discussed other benefits to be received by the Investment Consultant from its service to the Fund, including, without limitation, the ability to market its consulting services for similar products in the future. The Board noted that the Investment Consultant did not have affiliations with the Fund’s transfer agent, administrator, custodian or distribution agent and therefore would not derive any benefits from the relationships these parties may have with the Fund. The Board concluded that the advisory fees were reasonable in light of the fall-out benefits.

Conclusion. Based on its consideration of all factors that it deemed material, and assisted by the advice of its counsel, the Board concluded it would be in the best interest of the Fund and its shareholders to approve the Management Agreement and the Consulting Agreement, each for an initial two-year term.

Bow River Capital Evergreen Fund

Privacy Notice

Bow River Capital Evergreen Fund (“we,” “us,” or the “Fund”) respects your right to privacy. We are committed to maintaining the confidentiality and integrity of nonpublic personal information. We want our investors and prospective investors to understand what information we collect and how we use it. “Nonpublic personal information” is defined as personally identifiable information about you. We do not sell your personal information, and we do not disclose it to anyone except as permitted or required by law or as described in this notice.

CONFIDENTIALITY & SECURITY

We take our responsibility to protect the privacy and confidentiality of investors’ and prospective investors’ information very seriously. We maintain appropriate physical, electronic, and procedural safeguards to guard nonpublic personal information. Our network is protected by firewall barriers, encryption techniques, and authentication procedures, among other safeguards, to maintain the security of your information. We provide this Privacy Notice to investors at the start of new relationships and annually after that. We continue to adhere to the practices described herein after investors’ accounts close. Furthermore, vendors with access to nonpublic personal information undergo an annual due diligence verification process to ensure their informational safeguards adhere to our strict standards.

WHY WE COLLECT YOUR INFORMATION

Bow River Capital Evergreen Fund gathers information about our investors and their accounts to (1) know investors’ identities and thereby prevent unauthorized access to confidential information; (2) design and improve the products and services we offer to investors; and (3) comply with the laws and regulations that govern us.

HOW WE PROTECT YOUR INFORMATION

To fulfill our privacy commitment for prospective, current, and former investors, Bow River Capital Evergreen Fund has safeguards in place to protect nonpublic personal information. Safeguards include, but are not limited to:

●	Policies and procedures to protect your nonpublic information and comply with federal and state regulations; and

●	Contractual agreements with third-party service providers to protect your nonpublic personal information.

INFORMATION WE COLLECT

Bow River Capital Evergreen Fund is required by industry guidelines to obtain personal information about you in providing investment management services to you. We use this information to manage your account, direct your financial transactions, and provide you with valuable information about the assets we manage for you. We gather information from documents you provide to us, forms that you complete, and personal interviews. This information may include:

●	Your name, address, and social security number;

●	Proprietary information regarding your beneficiaries;

●	Information regarding your earned wages and other sources of income;

●	The composition and value of your managed portfolio;

●	Historical information we receive and maintain relating to transactions made on your behalf by Bow River Capital Evergreen Fund, your custodian, or others;

●

Information we receive from your institutional financial advisor, investment consultant, or other financial institutions with whom Bow River Capital Evergreen Fund has a relationship and/or with whom you may be authorized us to gather and maintain such information.

Bow River Capital Evergreen Fund

Privacy Notice (Continued)

SHARING INFORMATION WITH NON-AFFILIATED THIRD PARTIES

We only disclose nonpublic investor information to non-affiliated third parties (e.g. investor’s custodian or broker) without prior investor consent when we believe it necessary to conduct our business or as required or permitted by law such as:

●	If you request or authorize the disclosure of the information;

●	To provide investor account services or account maintenance;

●	To respond to regulatory authorities, a subpoena or court order, judicial process, or law enforcement;

●	To perform services for the Fund, or on its behalf, to maintain business operations and services;

●	To help us to prevent fraud;

●	With attorneys, accountants, and auditors of the Fund;

●	To comply with federal, state, or local laws, rules, and other applicable legal requirements.

We do not sell your information and do not make any disclosure of investor nonpublic personal information to other companies who may want to sell their products or services to you.

OPT-OUT NOTICE

If, at any time in the future, it is necessary to disclose any investor personal information in a way that is inconsistent with this notice, Bow River Capital Evergreen Fund will provide you with proper advanced notice of the proposed disclosure so that you will have the opportunity to either opt-in or opt-out of such disclosure, as required by applicable law.

If you have any questions about this Privacy Notice, please contact John Blue, Chief Compliance Officer of Bow River Capital Evergreen Fund at jb@pineadvisorsolutions.com.

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Adviser:
Bow River Capital Asset Management LLC
205 Detroit Street, Suite 800
Denver, CO 80206

Distributor:
Foreside Fund Services, LLC
3 Canal Plaza #100
Portland, ME 04101

(b) There were no notices transmitted to stockholders in reliance on Rule 30e-3 under the Investment Company Act of 1940, as amended, that contained disclosures specified by paragraph (c)(3) of that rule.

Item 2. Code of Ethics.

The Registrant has a code of ethics (the “Code”) that applies to the Registrant’s principal executive officer and principal financial officer. During the period covered by this report, there were no material amendments to the provisions of the Code, nor were there any implicit or explicit waivers to the provisions of the Code. The Code is filed herewith.

Item 3. Audit Committee Financial Expert.

(a) (1) The Board of Trustees of the Registrant (the “Board”) has determined that the Registrant has at least one Board member serving on the Audit Committee that possesses the attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert.”

(2) Jeremy May is the Registrant’s audit committee financial expert and is “independent” for purposes of Item 3(a)(2) to Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The aggregate fees for professional services by Cohen & Company, Ltd. during the fiscal year 2021 were as follows:

(a) Audit Fees.

Fiscal year ended March 31, 2021:	$45,000

(b) Audit-Related Fees. These are fees by the Registrant’s independent auditors for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements that are not reported under “Audit Fees”.

Fiscal year ended March 31, 2021:	$0

(c) Tax Fees. These are fees billed for professional services rendered by the Registrant’s independent auditors for tax compliance, tax advice, and tax planning.

Fiscal year ended March 31, 2021	$20,000

(d) All Other Fees.

Fiscal year ended March 31, 2021	$0

(e) Audit Committee’s pre-approval policies and procedures.

(1)	The Audit Committee has adopted pre-approval policies and procedures that require the Audit Committee to pre-approve all audit and non-audit services of the Registrant, including services provided to the Registrant’s investment adviser or any entity controlling, controlled by or under common control with the Registrant’s investment adviser that provides ongoing services to the Registrant with respect to any engagement that directly relates to the operations and financial reporting of the Registrant.

(2)	None of the services described in paragraphs (b) through (d) of this Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) None.

(g) None.

(h) Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the report to shareholders filed under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

The Registrant’s Proxy Voting Policies and Procedures is attached hereto as Exhibit 13(c).

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)(1) Identification of Portfolio Manager(s) or Management Team Members and Description of Role of Portfolio Manager(s) or Management Team Members

Jeremy Held

Jeremy Held, CFA, is currently responsible for Bow River Capital’s registered asset management business including investment oversight, research and product development. Prior to joining Bow River Capital in 2019, Mr. Held was the Director of Research and Chief Investment Officer at ALPS Advisors, a Denver-based asset manager that specializes in registered fund vehicles focused on real assets and alternative investments. Mr. Held began his career at ALPS in 1996 and helped lead a variety of business initiatives over two decades, including the launch of the firm’s asset management business in 2007. Mr. Held has a strong track record launching innovative investment products, including the world’s first Master Limited Partnership (“MLP”) Exchange-Traded Fund (“ETF”), as well as the first Listed Private Equity (“LPE”) mutual fund. Mr. Held was ultimately responsible for all aspects of the ALPS Advisors business, overseeing 44 registered investment companies and more than $20 billion in assets. Mr. Held has significant investment oversight experience, advising several registered mutual fund boards and serving as President of Red Rocks Capital, a wholly-owned subsidiary of ALPS focused on Listed Private Equity investments.

Mike Trihy

Mike Trihy, CFA, joined Bow River Capital as a Vice President and Portfolio Manager, and is currently responsible for portfolio construction and investment research for the Fund. Prior to joining Bow River Capital in 2019, Mr. Trihy was a Portfolio Manager at Partners Group, a Swiss-based global private markets manager. Mike joined Partners Group in January 2017 and was responsible for the day-to-day portfolio management for separate account and evergreen fund mandates in the Americas region, including the largest private equity-focused tender offer fund globally. During his time as Portfolio Manager, the evergreen funds under his mandate delivered consistent total returns with low levels of volatility, while maintaining appropriate liquidity and a high level of portfolio diversification. He has constructed portfolios across multiple asset classes, including private equity, real assets, private credit, and liquid investments (equity and credit). Before his time at Partners Group, Mr. Trihy and Mr. Held worked together for six years when Mr. Trihy served as a Client Portfolio Manager at Red Rocks Capital, a Denver-based asset manager focused on Listed Private Equity investments. He was responsible for investment research and portfolio management of the firm's equity index products.

Rich Wham

Prior to joining Bow River Capital in 2017, Mr. Wham spent thirteen years as a partner at Denver-based Westfield Company where he led the capitalization of numerous real estate investments exceeding $1 billion in total value. As President and Chief Operating Officer at Bow River Capital, Mr. Wham is responsible for overseeing operations of Bow River Capital and its funds, investor relations, and engaging specialized and experienced personnel to advise on potential new fund opportunities. Additionally, he oversees the real estate group and co-chairs the advisory board for the 2017 Buyout Fund. Mr. Wham represents a “C-level” point of contact for all Bow River Capital investors.

(a)(2) Other Accounts Managed by Portfolio Manager(s) or Management Team Member and Potential Conflicts of Interest

The following tables provide information about portfolios and accounts, other than the Registrant, for which the portfolio managers are primarily responsible for the day-to-day portfolio management as of March 31, 2021:

	Registered investment companies	Other pooled investment vehicles	Other accounts	Registered investment companies	Other pooled investment vehicles	Other accounts
Jeremy Held	0	0	0	0	0	0
Mike Trihy	0	0	0	0	0	0
Rich Wham	0	0	0	0	2 accounts with a value of $348 million	0

Potential Conflicts of Interests

The Investment Team may manage separate accounts or other pooled investment vehicles that may have materially higher or different fee arrangements than the Fund and may also be subject to performance-based fees. The side-by-side management of these separate accounts and pooled investment vehicles may raise potential conflicts of interest relating to cross-trading and the allocation of investment opportunities. The Adviser has a fiduciary responsibility to manage all client accounts in a fair and equitable manner. The Adviser seeks to provide best execution of all securities transactions and to allocate investments to client accounts in a fair and reasonable manner. To this end, the Adviser has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management.

(a)(3) Compensation Structure of Portfolio Manager(s) or Management Team Members

A competitive base salary and a performance-based bonus structure are in place for all team members. Members of the Investment Team, analysts, and other associates are paid a competitive base salary and discretionary bonus based on their fiduciary investment responsibilities, performance of the individual, and performance of the firm. The discretionary bonus structure gives the Adviser the ability to remain competitive under current market conditions affecting compensation across the industry. The discretionary bonus may be payable in both cash and equity.

(a)(4) Disclosure of Securities Ownership

The following tables set forth the dollar range of equity securities beneficially owned by each of the portfolio managers in the Registrant as of March 31, 2021:

Portfolio Manager	Dollar Range of Registrant Shares Beneficially Owned
Jeremy Held	$100,001-$500,000
Mike Trihy	$10,001-$50,000
Rich Wham	$100,001-$500,000

(b) Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The Registrant’s principal executive officer and principal financial officer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended, (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act. Based on their review, such officers have concluded that the disclosure controls and procedures were effective in ensuring that information required to be disclosed in this report was appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service providers.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the period covered by this report that materially affected, or were reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

The Fund has not engaged in Security Lending Activities.

Item 13. Exhibits.

(a)	(1)	Code of Ethics. Filed herewith.

(a)	(2)	Certifications required pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(a)	(3)	Not applicable.

(a)	(4)	Not applicable.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(c)	The Registrant’s Proxy Voting Policies and Procedures is attached hereto in response to Item 7.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Bow River Capital Evergreen Fund

/s/Jeremy Held
By: Jeremy Held
Trustee, President and Chief Executive Officer
(Principal Executive Officer)
June 8, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

/s/Jeremy Held
By: Jeremy Held
Trustee, President and Chief Executive Officer
(Principal Executive Officer)
June 8, 2021

/s/Derek Mullins
By: Derek Mullins
Treasurer and Chief Financial Officer
(Principal Financial Officer)
June 8, 2021